UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 25, 2015

THE KROGER CO.

(Exact name of registrant as specified in its charter)

Ohio	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1014 Vine Street

Cincinnati, OH 45202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

On June 25, 2015, the Board of Directors (the “Board”) of The Kroger Co. (the “Company”) declared a 2-for-1 stock split of the common shares of the Company (“Common Shares”) in the form of a stock dividend, for distribution on July 13, 2015 to shareholders of record holding Common Shares at the close of business on July 6, 2015 (the “Dividend”). Pursuant to the Dividend, each shareholder of record will be entitled to receive one additional Common Share for each outstanding Common Share held at the close of business on the record date. The Board also authorized the Company to make certain related proportional adjustments to account for the effects thereof.

A copy of the press release announcing the stock split is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 25, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

June 25, 2015	By:	/s/ Christine S. Wheatley
Christine S. Wheatley
Group Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 25, 2015